Exhibit 10.1

APOLLO COMMERCIAL REAL ESTATE FINANCE LIQUIDATING TRUST

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST, dated as of November 6, 2026 (this “Declaration of Trust”), by and among Apollo Commercial Real Estate Finance, Inc., a Maryland corporation (the “Company”), and Scott Weiner and Daniel Ho (collectively, and including any successors thereto, the “Trustees”), as trustees of the Trust (as defined below).

WHEREAS, the Company’s Board of Directors (the “Company Board”) and the Company’s stockholders have approved the dissolution of the Company and the liquidation and distribution of the Company’s assets pursuant to a Plan of Complete Liquidation and Dissolution (the “Plan”);

WHEREAS, the Plan provides, among other things, that the Company Board will cause the Company to wind up its affairs, pay or adequately provide for the payment of all of its liabilities and distribute the remaining property of the Company among its stockholders;

WHEREAS, pursuant to the Plan, the Company Board is authorized to cause the Company to transfer and assign any assets and liabilities of the Company to a liquidating trust;

WHEREAS, Apollo Commercial Real Estate Finance Liquidating Trust, a Maryland statutory trust (the “Trust”), was formed by the filing of the Certificate of Trust (as amended and in effect from time to time, the “Certificate”) with, and the acceptance for record of the Certificate by, the State Department of Assessments and Taxation of Maryland (the “SDAT”) on October 15, 2026, and the execution and delivery of that certain Declaration of Trust, dated as of October 15, 2026 (the “Initial Declaration of Trust”), by the Company, as the initial trustee of the Trust (in such capacity, the “Initial Trustee”);

WHEREAS, at the direction of the Initial Trustee, and with the approval of the Company Board, including a majority of the independent directors of the Company Board, the Trust has entered into that certain Management Agreement, dated as of November 6, 2026, by and between the Company and ACREFI Management, LLC, to provide management services for the Trust;

WHEREAS, the Initial Declaration of Trust may be amended in whole or in part with the consent of the Initial Trustee, and the Initial Trustee and the parties hereto desire to amend and restate the Initial Declaration of Trust in its entirety as set forth herein;

WHEREAS, in connection with entering into this Declaration of Trust, the Company and the Trust shall enter into that certain Assignment and Assumption Agreement, dated as of November 6, 2026 (the “Assignment Agreement”), pursuant to which, effective as of the Effective Time (as defined in the Assignment Agreement), the Company will transfer, assign, convey, set over and deliver the Assigned Assets (as defined below) to the Trust in exchange for 130,113,515 Units (as defined below), and the Trust, as successor to the Company, will accept the Asset Transfer (as defined below) and assume and agree to pay, perform and discharge the Assumed Liabilities (as defined below), such that the Trust shall be the successor obligor in respect of the Company’s debts and obligations for purposes of Section 3-115(c) of the MGCL (as defined below); and

WHEREAS, the Board of Trustees (the “Board”) of the Trust shall oversee the business and affairs of the Trust pursuant to the terms of this Declaration of Trust, the Certificate and the Maryland Act (each as defined below) and, only after payment, satisfaction and discharge of, or adequate provision for, all liabilities and obligations of the Company and the Trust in accordance with Section 4.2, the Trust shall apply and distribute the proceeds of the liquidation of the assets of the Company in accordance with the terms hereof.

NOW THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto amend, restate and replace the Initial Declaration of Trust in its entirety and agree as follows:

ARTICLE I

NAME

The name of the Trust is Apollo Commercial Real Estate Finance Liquidating Trust. The Board shall conduct the business of the Trust under that name or any other name as it may from time to time determine.

ARTICLE II

DEFINED TERMS

For all purposes of this instrument, unless the context otherwise requires:

2.1 “Affiliate” of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

2.2 “Affiliate Transaction” has the meaning set forth in Section 3.5(c).

2.3 “Asset Transfer” means the transfer, assignment, conveyance, setting over and delivery of the Assigned Assets by the Company to the Trust, and the acceptance thereof by the Trust as successor to the Company together with the Trust’s assumption of the Assumed Liabilities, in each case pursuant to the Plan and the Assignment Agreement.

2.4 “Assigned Assets” means all of the Company’s right, title and interest in, to and under the assets, including, without limitation, unsold properties, interests in legal entities, accounts receivable, cash, securities, claims, causes of action, contingent claims, books and records, attorney-client privilege, work product and reserves, which are transferred, assigned, conveyed, set over or delivered to the Trust pursuant to the Assignment Agreement, in each case subject to the Liabilities; provided that the Assumed Liabilities and Successor Obligations are not limited to liabilities associated with any particular Assigned Asset.

2.5 “Assignor Indemnity” has the meaning set forth in the Assignment Agreement.

2.6 “Assumed Liabilities” has the meaning set forth in the Assignment Agreement.

2.7 “Beneficial Owner” means each holder of Units.

2.8 “Capital Account” has the meaning set forth in Section 3.8(c).

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time (or any successor statute).

2.10 “Creditor Beneficiaries” means every creditor of the Company and every creditor of ACREFI Mortgage Lending, LLC, a Delaware limited liability company, in each case to the extent that its claim, right, debt, obligation or liability is encompassed by the Assumed Liabilities, the Successor Obligations or any other obligation of the Trust under Section 3.10 or Section 4.2 or under the Assignment Agreement, including, without limitation, known and unknown, fixed and contingent, matured and unmatured, and liquidated and unliquidated creditors and claimants.

2.11 “Disinterested Trustee” means with respect to any Affiliate Transaction, a Trustee who (i) is not a party to the Affiliate Transaction, (ii) does not have a material financial interest not shared by the beneficial owners of the Trust generally in the Affiliate Transaction or in any party (other than the Trust or any of its direct or indirect subsidiaries) to the Affiliate Transaction and (iii) does not serve as a director, officer, general partner, manager, trustee or equivalent fiduciary or similar capacity of any party (other than the Trust or any of its direct or indirect subsidiaries) to the Affiliate Transaction or any other entity that, as a result of the Affiliate Transaction, will receive a material financial benefit not shared by the beneficial owners of the Trust generally.

2.12 “Liabilities” means all of the unsatisfied debts, claims, liabilities, commitments, suits, expenses and other obligations of the Trust, including, without limitation, all Assumed Liabilities and Successor Obligations, whether contingent, conditional, fixed, contractual, unliquidated, unmatured, disputed, known, unknown or otherwise, whether asserted before or after the Transfer Date, from whatever source arising, and whether assumed pursuant to the Assignment Agreement or otherwise (including, without limitation, any costs and expenses incurred or to be incurred in connection with the liquidation and dissolution of the Company, any Trust Subsidiary or the Trust).

2.13 “Manager” means ACREFI Management, LLC, or such other person, corporation, association, company, trust, partnership (limited or general) or other organization as may be engaged to provide managerial, investment, advisory and/or related services, office space and other services and facilities in accordance with Section 3.5(d).

2.14 “Maryland Act” refers to the Maryland Statutory Trust Act, as amended from time to time.

2.15 “MGCL” means the Maryland General Corporation Law.

2.16 “Partnership Representative” has the meaning set forth in Section 3.9(b).

2.17 “Person” means an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

2.18 “Successor Obligations” means all obligations of the Trust as successor to the Company, including as the successor obligor for purposes of Section 3-115(c) of the MGCL and by virtue of the Trust’s assumption of the Assumed Liabilities under the Assignment Agreement and this Declaration of Trust.

2.19 “Transfer Date” means the date on which the Effective Time occurs.

2.20 “Trust Assets” means all the rights, assets and property (real, personal, tangible or intangible) held from time to time by the Trust and administered by the Board under this Declaration of Trust, which initially shall consist of the Assigned Assets, and in addition, shall thereafter include all dividends, distributions, rents, royalties, income, payments and recoveries of claims, proceeds, insurance and other receipts of, from, or attributable to any assets held by the Trust, and all reserves established under Section 4.2, less any of the foregoing utilized to pay expenses of the Trust, satisfy Liabilities or make distributions to the Beneficial Owners pursuant to and in accordance with Section 4.2. The Trust Assets constitute a fund available first for the payment, satisfaction and discharge of, and provision for, the Liabilities before any beneficial interest of the Beneficial Owners therein.

2.21 “Trust Subsidiary” means each entity that becomes a direct or indirect subsidiary of the Trust in connection with the Asset Transfer or is otherwise owned directly or indirectly by the Trust from time to time.

ARTICLE III

FORMATION, PURPOSE AND POWERS OF TRUST

Section 3.1 Formation. The Trust was formed as a Maryland statutory trust by filing the Certificate with the SDAT on October 15, 2026 and the execution and delivery of the Initial Declaration of Trust as the governing instrument of the Trust.

Section 3.2 Principal Office. The address of the principal office of the Trust in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.

Section 3.3 Resident Agent. The name and address of the resident agent of the Trust in the State of Maryland are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

Section 3.4 Purposes of Trust.

(a) The Trust is organized for the sole purpose of winding up the Company’s affairs as successor to the Company, accepting the Asset Transfer, paying, satisfying, discharging and performing, or making adequate provision for, the Assumed Liabilities, the Successor Obligations and the other Liabilities, and the liquidation of the Assigned Assets, with no objective to continue or engage in the conduct of a trade or business, except as necessary to preserve the value of the Assigned Assets in connection with the orderly liquidation of the Assigned Assets.

(b) The Assigned Assets transferred, assigned, conveyed, set over or delivered to the Trust shall be held in the Trust, and the Board will (i) further liquidate the Assigned Assets as it deems necessary to carry out the purposes of the Trust and facilitate distribution of the Trust Assets, (ii) allocate, protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof, (iii) complete the winding up of the Company’s affairs, (iv) pay, satisfy, discharge and perform, or make adequate provision for, the Liabilities, including the Assumed Liabilities and the Successor Obligations, (v) act on behalf of the Beneficial Owners, and (vi) distribute the Trust Assets or the proceeds of the sale thereof in accordance with, and subject to the priorities set forth in, Section 4.2.

Section 3.5 Powers of Trust. Subject to the other provisions of this Declaration of Trust, including Section 3.6, the Trust shall have all of the powers of a statutory trust formed under the Maryland Act in furtherance of the purposes set forth in Section 3.4 including, without limitation:

(a) The Trust may sell, convey, collect, liquidate, reduce to cash, transfer, assign, or otherwise dispose of all or any part of the Trust Assets as it deems appropriate at public auction or at private sale for consideration which may consist in whole or in part of cash, securities or other property, or upon credit (either secured or unsecured).

(b) The Trust shall pay, satisfy, discharge and perform from the Trust Assets, in accordance with the priorities set forth in Section 4.2, all expenses, charges, and obligations of the Trust and of the Trust Assets and all Liabilities, including all Assumed Liabilities and Successor Obligations, and all other obligations which the Trust assumes and agrees to pay pursuant to this Declaration of Trust, the Assignment Agreement or otherwise (including any known or unknown, fixed or contingent, matured or unmatured, liquidated or unliquidated or disputed claims, whether asserted before or after the Transfer Date and whether or not associated with any particular Assigned Asset) and such transferee liabilities which the Trust may be obligated to pay as successor to the Company or transferee of the Trust Assets, including, but not limited to, interest, penalties, taxes, assessments, and public charges of any kind or nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Trust and such other payments and disbursements as are provided in this Declaration of Trust or which the Board may approve.

(c) The Trust may enter into, perform, modify or terminate contracts, agreements, arrangements or transactions between the Trust or any of its direct or indirect subsidiaries, on the one hand, and its Trustees or officers, the Manager, or any of their respective affiliates, or any entity in which any of them have a material financial interest, or any entity which any Trustee or officer serves as a director, officer, general partner, manager, trustee or equivalent capacity, on the other hand (any such transaction, an “Affiliate Transaction”).

(d) The Trust may enter into one or more agreements with the Manager whereby, subject to the supervision and control of the Board, the Manager shall render or make available to the Trust managerial, investment, advisory and/or related services, office space and other services and facilities (including the management of the business and affairs of the Trust) upon such terms and conditions as may be provided in such agreement or agreements.

Section 3.6 Limitations on Powers of Trust. Neither the Trust nor any affiliate of the Trust shall take any action to facilitate or encourage trading in the Units or in any instrument tied to the value of the Units such as due bill trading.

Section 3.7 Books and Records.

(a) The Trust shall cause to be maintained in the principal business office of the Trust, or such other place as may be determined by the Board, the books and records of the Trust, which shall include, among other things, a register containing the name, address, and number, class and series of Units of each Beneficial Owner, and such other information as the Board may deem necessary or desirable (the “Register”). The Register shall not be part of this Declaration of Trust. The Trust shall from time to time update the Register as necessary to accurately reflect the information therein, including as a result of any sales, exchanges or other transfers, or any redemptions, issuances or similar events involving Units. Any reference in this Declaration of Trust to the Register shall be deemed a reference to the Register as in effect from time to time. Subject to the terms of this Declaration of Trust, the Trust may take any action authorized hereunder in respect of the Register without any need to obtain the consent or approval of any Beneficial Owner. Except as required by law, no Beneficial Owner shall be entitled to receive a copy of the information set forth in the Register relating to any Beneficial Owner other than itself.

(b) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there is any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficial Owner resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trust shall be entitled to refuse to comply with any such conflicting claims or demands. In so refusing, the Trust may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing, the Trust shall not be or become liable to any of such parties for its failure or refusal to comply with any of such conflicting claims or demands or to take any other action with respect thereto, nor shall the Trust be liable for interest on any funds which it may so withhold. Notwithstanding anything to the contrary set forth in this Declaration of Trust, the Trust shall be entitled to refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Trust shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trust a surety bond or other security satisfactory to the Trust to fully indemnify the Trust, and its Trustees, officers and Manager, as between all conflicting claims or demands.

Section 3.8 Securities Laws and Other Reports to Beneficial Owners.

(a) To the extent the Trust is required to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust shall comply with such reporting requirements. The Trust may disclose annual financial statements, which need not be audited, to the Beneficial Owners (which statements, if prepared and distributed, shall be filed under cover of Form 10-K under the Company’s Securities and Exchange Commission (the “Commission”) file number to the extent the Trust is eligible to do so) but need not prepare or distribute any quarterly financial statements. The Trust also will file current reports on Form 8-K with the Commission whenever an event occurs for which a Form 8-K is required to be filed for the Trust or whenever, in the opinion of the Trustees, any other material event relating to the Trust or its assets has occurred.

(b) Within 120 days after the end of each taxable year of the Trust and after termination of the Trust, the Board shall disclose by filing with the Commission, or otherwise deliver a written report to the Beneficial Owners of, the Trust’s property, liabilities, receipts, and disbursements, including the source and amount of the compensation of the Trustees, a listing of the trust assets, and, if feasible, the respective market values of the Trust’s assets, at the end of such taxable year or upon termination, to the extent known to the Board.

(c) The Trust shall maintain in respect of the Trust and the holders of Units books and records relating to the Trust Assets, income and liabilities of the Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof in accordance with this Section 3.8 and to comply with applicable law, including that the Trust shall establish and maintain a separate capital account (a “Capital Account”) for each Beneficial Owner in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv) and each Beneficial Owner shall have a single Capital Account with respect to all Units held by such Beneficial Owner. Such books and records shall be maintained on a basis or bases of accounting necessary to facilitate compliance with the tax reporting requirements of the Trust and the reporting obligations of the Trust under this Declaration of Trust and applicable law. Nothing in this Declaration of Trust requires the Trust to file any accounting or seek approval of any court with respect to the administration of the Trust or as a condition for managing any payment or distribution out of the Trust Assets. Except to the extent otherwise required by law, Beneficial Owners shall only have such right to inspect the records, documents, accounts and books of the Trust as may be granted from time to time by the Board.

Section 3.9 Tax Matters.

(a) The taxable year of the Trust shall be the calendar year, unless otherwise required under Section 706 of the Code; provided that, the Board may change the date on which the taxable year of the Trust shall end if it deems it advisable to do so, to the extent permitted by applicable law. Within 90 days after the end of each taxable year of the Trust (subject to reasonable delays in the event of any necessary financial statements of the Person in which the Trust has invested), the Trust shall furnish to each Person who was a Beneficial Owner during such year an IRS Schedule K-1 (or any successor form) showing such Beneficial Owner’s allocable share of the Trust’s items of income, gain, loss, deduction and credit as determined for U.S. federal income tax purposes. In addition, after receipt of a request in good faith, the Trust shall furnish to any Person who has been a Beneficial Owner at any time during the preceding year, at the expense of such Person and at no cost to the Trust, a statement containing such further tax information as is reasonably requested by such Person.

(b) The Board shall act as or appoint the “Partnership Representative” within the meaning of Section 6223(a) of the Code and any similar provisions under any state, local or foreign tax law, and the Partnership Representative shall appoint a designated individual with substantial presence in the United States through which the Partnership Representative will act. As Partnership Representative, the Board (or its appointee) shall have the right and obligation to take all actions authorized and required by the Code for the Partnership Representative. The Board (or its appointee) shall have the right to retain professional assistance in respect of any audit of the Trust by the U.S. Internal Revenue Service and all out-of-pocket expenses and fees incurred by the Board (or its appointee) on behalf of the Trust as Partnership Representative shall constitute Liabilities.

(c) Each Beneficial Owner and former Beneficial Owner agrees to indemnify and hold harmless the Trust and the Board from and against any liability for any “imputed underpayment” as defined in Section 6225 of the Code (including any interest and penalties) imposed on the Trust and attributable to such Beneficial Owner’s allocable share of any adjustment to an item of income, gain, loss, deduction or credit, in any fiscal year in which such Beneficial Owner or former Beneficial Owner held Units, as determined by the Board in its discretion. Each Beneficial Owner agrees to reimburse the Partnership Representative and the Trust for the costs of the Partnership Representative and the Trust in contesting the partnership adjustment, and to advance any deposit required to contest such partnership adjustment, in accordance with the Units of the Beneficial Owners and former Beneficial Owners in the Trust during the reviewed fiscal year, as determined by the Board in its discretion. The obligations of this Section 3.9(c) shall survive the transfer of any Unit, the withdrawal of any Beneficial Owner, and the termination of the Trust and this Declaration of Trust.

(d) All elections required or permitted to be made by the Trust under the Code or any applicable state, local or foreign tax law shall be made by the Board in its discretion.

Section 3.10 Successor Obligor; Assumption of Liabilities; Preservation of Creditor Rights.

(a) The Trust hereby accepts the Asset Transfer as successor to the Company and, effective as of the Effective Time, is the full contractual and statutory successor obligor of the Company for purposes of Section 3-115(c) of the MGCL. The Trust hereby assumes, and is and shall be liable for, and shall pay, satisfy, discharge and perform when due, all of the debts and obligations of the Company of every kind and nature to the full extent set forth in the Assignment Agreement, including all Assumed Liabilities, whether known or unknown, fixed or contingent, matured or unmatured, liquidated or unliquidated, disputed or undisputed, asserted before or after the Transfer Date, and arising from any source, and such assumption is not limited to liabilities associated with any particular Assigned Asset. The Trust shall also perform the Assignor Indemnity in accordance with the Assignment Agreement, which obligation shall survive the dissolution of the Company and the termination of the Trust as provided therein.

(b) The Assumed Liabilities and Successor Obligations are primary, absolute, unconditional and continuing obligations of the Trust, payable from the Trust Assets; provided, however, that the Trust shall succeed to and have the benefit of all rights, defenses, counterclaims, setoffs, recoupments, limitations and other objections that the Company had or would have had with respect to any such debt or obligation, and no creditor of the Company shall have any greater right, claim or remedy against the Trust than such creditor had or would have had against the Company. None of the Asset Transfer, the dissolution of the Company or any action taken pursuant to the Plan shall impair, diminish or otherwise adversely affect any right or remedy of any creditor of the Company, and nothing herein or in the Assignment Agreement shall constitute or effect a novation or a release of any Person from any debt or obligation.

(c) This Declaration of Trust, together with the Assignment Agreement, affirmatively establishes the full extent of the liability of the Trust as successor to the Company under Section 3-115(c) of the MGCL. The obligations of the Trust under this Declaration of Trust and under the Assignment Agreement are cumulative, and no provision of either instrument shall limit, narrow or otherwise modify the obligations of the Trust under the other instrument.

ARTICLE IV

CONTRIBUTIONS, DISTRIBUTIONS AND ALLOCATIONS

Section 4.1 Contributions. Except as provided by law, the Beneficial Owners shall have no obligation or, except with the approval of the Board, right to make any additional capital contributions or loans to the Trust. No Beneficial Owner shall be entitled to any interest, salary or draw with respect to the Beneficial Owner’s Capital Account, or for services rendered on behalf of the Trust, or otherwise in his or her capacity as a Beneficial Owner except as expressly stated in this Declaration of Trust. No Beneficial Owner shall have the right to withdraw, demand or receive any return of, his or her Capital Account or capital contribution.

Section 4.2 Distributions; Priority of Payments.

(a) The Trust Assets shall be applied in the following order of priority: (i) first, to the payment, satisfaction, discharge and performance of all known Liabilities of the Company and the Trust, including the Assumed Liabilities and the Successor Obligations, then due or capable of payment, and to the establishment and maintenance of reserves reasonably sufficient to provide for all other known Liabilities not then due; (ii) second, to the establishment and maintenance of reserves or other provision reasonably sufficient to satisfy all claims and obligations that are the subject of pending litigation, arbitration, administrative proceedings, investigations or other disputes; (iii) third, to the establishment and maintenance of reserves or other provision reasonably sufficient to satisfy claims that have not been made or asserted but that are reasonably likely to arise, mature, become known or become payable; and (iv) only thereafter, to liquidating distributions to the Beneficial Owners, in proportion to the number of Units held by each Beneficial Owner on the record date fixed by the Board for such distribution, of such cash or other property comprising a portion of the Trust Assets as the Board may authorize.

(b) The priorities set forth in Section 4.2(a) are binding and apply to every distribution, whether interim, final or otherwise. The Trust shall not make any distribution unless, immediately after giving effect thereto, the Trust retains Trust Assets sufficient to satisfy the priorities set forth in clauses (i) through (iii) of Section 4.2(a). The Board may determine in good faith, on the basis of information then reasonably available to it, the amount and form of any reserve or other provision for the Liabilities and all other claims and obligations, but may not disregard or reorder such priorities.

(c) To the extent the Trust is required to withhold or pay any taxes, the Trust shall be entitled to withhold and pay such taxes out of cash that would otherwise be available for distribution. Any amount so withheld shall be treated for purposes of this Declaration of Trust as distributed to the Beneficial Owner to which such taxes are allocable or otherwise attributable, as determined by the Board in its discretion.

(d) Subject in all respects to, and only after satisfaction of or adequate provision for, the priorities set forth in clauses (i) through (iii) of Section 4.2(a), if the Board determines that the amount of the remaining Trust Assets is so small that the cost of distributing such amount to the Beneficial Owners would be unreasonable or impracticable in relation to the amount to be distributed, the Board may, in lieu of distributing such remaining Trust Assets to the Beneficial Owners, authorize the Trust to donate all or a portion of such remaining Trust Assets to one or more organizations described in Section 501(c)(3) of the Code selected by the Board.

Section 4.3 Allocations of Income and Loss. For each taxable year of the Trust, income and loss of the Trust shall be allocated to the Beneficial Owners in proportion to the number of Units held by each Beneficial Owner; provided that, for U.S. federal income tax purposes, items of income, gain, loss, and deduction shall be allocated to the Beneficial Owners in accordance with Section 704 of the Code and the Treasury Regulations thereunder, in the discretion of the Board.

ARTICLE V

THE BOARD OF TRUSTEES

Section 5.1 Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Board, and the Board shall have all powers necessary and desirable to carry out that responsibility.

Section 5.2 Qualification and Number. Upon the effectiveness of this Declaration of Trust, the number of Trustees shall be two (2), which number may thereafter be increased or decreased from time to time by the Board. Each Trustee shall be a natural person. The names of the current Trustees who shall serve until their death, resignation, retirement, removal, incapacity or declaration of mental incompetence and until the election and qualification of their successors are:

Scott Weiner

Daniel Ho

Section 5.3 Term and Election. Except as provided in Section 5.4, each Trustee shall hold office for an indefinite term. Any Trustee vacancy may be filled by the Trustees in the manner provided in this Declaration of Trust.

Section 5.4 Resignation and Removal. Any Trustee may resign by giving written notice thereof to any remaining Trustee or Trustees or, if there are no remaining Trustees, to the Manager. Such resignation shall become effective on the date specified in such notice or upon the appointment of such Trustee’s successor and such successor’s acceptance of such appointment, whichever is earlier. Any Trustee may be removed at any time, with or without cause, by Beneficial Owners holding Units representing an aggregate of at least two-thirds of the total Units held by all Beneficial Owners. All obligations of a Trustee hereunder shall cease and terminate on the effective date of such Trustee’s resignation or removal.

Section 5.5 Vacancies. The death, resignation, retirement, removal, incapacity or declaration of mental incompetence of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Board, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees. Any vacancy on the Board for any cause may be filled only by a majority of the remaining Trustees, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy shall serve until a successor is elected and qualifies. If there is no remaining Trustee, any officer or the Manager may call a meeting of Beneficial Owners to elect a successor Trustee by the Beneficial Owners in accordance with Article VII.

Section 5.6 Quorum. Trustees entitled to cast a majority of the votes entitled to be cast by Trustees on any matter shall constitute a quorum for the transaction of business at any meeting of the Board, provided that, if less than such number of Trustees is present at such meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice.

Section 5.7 Action by Trustees.

(a) Except as otherwise expressly stated herein or as provided by law, any action to be taken or determination made by the Board may be taken or made by a majority of the votes cast by Trustees present at a meeting of the Board at which a quorum is present. Each Trustee shall be entitled to one vote on each matter on which such Trustee is entitled to vote. Any action or determination of the Board may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration of Trust and outside the resolutions of the Board. Except for any matter expressly required to be approved by the Beneficial Owners pursuant to this Declaration of Trust, any action that may be taken by the Trust may be approved by the Board without the vote or consent of the Beneficial Owners.

(b) If an Affiliate Transaction is either fair and reasonable to the Trust or is approved, authorized or ratified in accordance with this Section 5.7(b), the Affiliate Transaction will not be void or voidable solely because of (i) any Trustee’s or officer’s interest in such a transaction or interest in or service to any party to such a transaction, (ii) the presence of the Trustee at any meeting of the Board or committee of the Board at which the Affiliate Transaction is authorized, approved or ratified, (iii) the counting of the vote of such Trustee for the authorization, approval, or ratification of the Affiliate Transaction or (iv) the execution by such Trustee or officer in the name of the Trust of any document relating to the Affiliate Transaction. If the interest of each Trustee or officer in any Affiliate Transaction or party thereto and the service of each Trustee and officer to any party to an Affiliate Transaction (other than the Trust or any of its direct or indirect subsidiaries) is disclosed to or known by the approving persons or body, the Affiliate Transaction may be approved, authorized or ratified by (i) the Board or a committee of the Board, by a majority of the Disinterested Trustees then members of the Board or such committee, even if the Disinterested Trustees constitute less than a quorum or (ii) if such Affiliate Transaction is submitted to the Beneficial Owners for approval or ratification by the Board pursuant to Section 7.13(d), a majority of the votes cast by Beneficial Owners who do not have a material financial interest in such Affiliate Transaction or any party (other than the Trust or any of its direct or indirect subsidiaries) to the Affiliate Transaction.

Section 5.8 Organization. At each meeting of the Board, a Trustee chosen by a majority of the Trustees present shall act as chair of the meeting. An individual appointed by the chair of the meeting shall act as secretary of the meeting.

Section 5.9 Meetings by Remote Communication. Trustees may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5.10 Consent by Trustees Without a Meeting. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each Trustee entitled to vote thereon and is filed with the minutes of proceedings of the Board.

Section 5.11 Compensation. Trustees shall not receive any stated salary for their services as Trustees but, by resolution of the Board, any Disinterested Trustee may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Trust and for any service or activity they performed or engaged in as Trustees.

Section 5.12 Appointment of Officers and Agents.

(a) The Board may, from time to time, appoint and remove officers, employees and other agents of the Trust or any of the Trust Subsidiaries, to serve at the pleasure of the Board, with such powers and duties as the Board may determine. The officers of the Trust may include a chief executive officer, a president, one or more vice presidents, a chief financial officer, a general counsel, a treasurer, a secretary, and such other officers with such powers and duties as the Board shall deem necessary or desirable. The officers of the Trust, if any, shall be appointed by the Board, except that the chief executive officer, if one is then appointed, and if not, the president, may from time to time appoint one or more vice presidents or other subordinate officers and remove any officer so appointed. The duties of the officers of the Trust shall be as set forth in this Declaration of Trust and as from time to time prescribed by the Board or, in the case of any officer other than the chief executive officer, the chief executive officer or president. Each officer shall serve until his or her successor is elected and qualifies or until his or her death or his or her resignation or removal in the manner hereinafter provided. Appointment of an officer or agent shall not in and of itself create contract rights between the Trust and such officer or agent.

(b) Any officer or agent of the Trust may be removed, with or without cause, by the Board, and any subordinate officer or agent of the Trust may be removed, with or without cause, by the chief executive officer or the president of the Trust, but any such removal shall be without prejudice to the contract rights, if any, of the Person so removed. Any officer of the Trust may resign at any time by delivering his or her resignation to the Board, or to the chief executive officer, president or secretary of the Trust, if one is then appointed. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Trust.

(c) The Board, the Manager acting within the scope of its authority pursuant to a management agreement with the Trust approved by the Board, the chief executive officer, president, chief financial officer or treasurer of the Trust, if appointed, may authorize any officer, agent or other person to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Trust when executed by any Trustee, the Manager, the chief executive officer, president, chief financial officer or treasurer of the Trust, if appointed, or any other authorized person and duly authorized or ratified by action of the Board or the Manager acting within the scope of its authority pursuant to a management agreement with the Trust.

Section 5.13 Duties.

(a) A Trustee or officer shall perform his or her duties as a Trustee or officer, as applicable, in good faith. Each Trustee or officer shall be required to perform his or her duties as a Trustee or officer only in accordance with such standard of performance, and no different or additional standard (including any fiduciary duty under applicable law), shall be deemed to apply to a Trustee’s or officer’s performance of his or her duties as a Trustee or officer. This provision establishes the standard of performance required of a Trustee in performing his or her duties as a Trustee as permitted by Section 12-402(c) of the Maryland Act, and to the extent that this provision limits, restricts or eliminates the duties of the Trustees otherwise existing at law or in equity, including, without limitation, pursuant to Section 12-402(b) of the Maryland Act, this provision shall replace such other duties. Notwithstanding anything contained herein to the contrary, no Trustee or officer of the Trust shall be liable for breach of any duty to the Trust or the Beneficial Owners by reason of any interest of the Trustee or officer in any Affiliate Transaction if the Affiliate Transaction is authorized, approved or ratified as contemplated by the second sentence of Section 5.7(b).

(b) The Trustees and officers shall not be required to administer the Trust as their sole and exclusive function and the Trustees and officers may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including in competitive business interests, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments.

(c) Each Trustee and officer shall, in the performance of his or her duties with respect to the Trust, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Trust whom the Trustee or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the Trustee or officer reasonably believes to be within the person’s professional or expert competence, or by a committee of the Board on which the Trustee or officer does not serve, as to a matter within its designated authority, if the Trustee or officer reasonably believes the committee to merit confidence.

(d) Any action or failure to act by a Trustee or officer shall be presumed to be in accordance with the applicable standard of performance described in this Section 5.13, and any person alleging the contrary shall bear the burden of proof that the action or failure to act was not consistent with such standard of performance.

ARTICLE VI

COMMITTEES

Section 6.1 Number, Tenure and Qualifications. The Board may appoint from among its members one or more committees, composed of one or more Trustees, to serve at the pleasure of the Board. The Board may delegate to committees appointed under this Article VI any of the powers of the Board, except as prohibited by law.

Section 6.2 Meetings. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board may designate a chair of any committee and such chair or, in the absence of a chair, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. Members of a committee of the Board may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting. Any action required or permitted to be taken at any meeting of a committee of the Board may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6.3 Vacancies. Subject to the provisions hereof, the Board shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE VII

BENEFICIAL OWNERS

Section 7.1 Units. The Trust shall express the beneficial interest of each Beneficial Owner in terms of an indefinite number of units, with a par value of $0.01 per unit (“Units”). The Units shall not be certificated and no Beneficial Owner shall be entitled to such a certificate.

Section 7.2 Rights of Beneficial Owners. Each Beneficial Owner shall be entitled to participate in the rights and benefits due to a Beneficial Owner hereunder according to the number of Units held by each Beneficial Owner. Each Beneficial Owner shall take and hold Units subject to all the terms and provisions of this Declaration of Trust.

Section 7.3 Limitations on Transfer. THE UNITS OF A BENEFICIAL OWNER MAY NOT BE TRANSFERRED OR ASSIGNED OTHER THAN BY WILL, INTESTATE SUCCESSION OR OPERATION OF LAW; provided that a Beneficial Owner may assign or transfer a Unit held by a tax-qualified employee retirement plan or account (including a regular IRA, a Keogh plan or a 401(k) plan) to the plan participant or account owner, but only if and to the extent that (x) a distribution from the plan or account is required to be made in order to satisfy the required minimum distribution (“RMD”) provisions applicable to such plan or account, and (y) such RMD requirements cannot be satisfied by distributing other assets from such plan or account, or from other accounts of such account owner; and further provided, that the executor or administrator of the estate of a Beneficial Owner may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Units held by the estate of such Beneficial Owner if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficial Owner, upon written notice to and upon written consent of the Trust, which consent may be withheld in the Trust’s sole discretion. Furthermore, except as may be otherwise required by law, the Units of the Beneficial Owners hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficial Owner. Notwithstanding the foregoing, no transfer or assignment shall be permitted without the prior consent of the Board, and the Board shall not provide such consent for any transfer or assignment that, in the sole discretion of the Board, would cause the Trust to be treated as a publicly traded partnership taxable as a corporation under Section 7704 of the Code.

Section 7.4 Trustees as Beneficial Owner. Each Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficial Owner to the same extent as if he or she were not a Trustee hereunder and shall have all rights of a Beneficial Owner, including, without limitation, the right to vote and to receive distributions.

Section 7.5 Purpose of Meetings. A meeting of the Beneficial Owners may be called at any time and from time to time pursuant to the provisions of this Article VII for the purposes of taking any action which the terms of this Declaration of Trust permit Beneficial Owners to take either acting alone or with the Trustees.

Section 7.6 Meeting Called by Trustees. The Board may at any time call a meeting of the Beneficial Owners to be held at such time and at such place as the Board shall determine. Written notice of every meeting of the Beneficial Owners shall be given by the Board (except as provided in Section 7.7 hereof), which written notice shall set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 90 nor less than 10 days before such meeting is to be held to all of the Beneficial Owners of record not more than 90 days before the date of such meeting. The notice shall be directed to the Beneficial Owners at their respective addresses as they appear in the records of the Trust.

Section 7.7 Meeting Called on Request of Beneficial Owners. Within 45 days after written request to the Board, by Beneficial Owners having, in aggregate, at least a majority of the total Units held by all Beneficial Owners, to call a meeting of all Beneficial Owners, which written request shall specify in reasonable detail the action proposed to be taken, the Board shall proceed under the provisions of Section 7.6 hereof to call a meeting of the Beneficial Owners, and if the Board fails to call such meeting within such 45-day period then such meeting may be called by such Beneficial Owners, or their designated representative, requesting such meeting.

Section 7.8 Persons Entitled to Vote at Meeting of Beneficial Owners. Each Beneficial Owner shall be entitled to vote at a meeting of the Beneficial Owners either in person or by such Beneficial Owner’s proxy duly authorized in writing. The signature of the Beneficial Owner on such written authorization need not be witnessed or notarized. Each Beneficial Owner shall be entitled to a number of votes equal to the number of Units held by such Beneficial Owner as of any record date for such meeting determined by the Board. Except to the extent that the Trust directly or indirectly owns Units in a fiduciary capacity, neither the Trust nor any entity of which the Trust is entitled to exercise a majority of the outstanding voting power may vote on any matter submitted to a vote of the Beneficial Owners, and Units held by the Trust or any such entity shall not be counted in determining the total number of votes entitled to be cast on any matter or at any time.

Section 7.9 Quorum. Except as otherwise required by this Declaration of Trust or law, Beneficial Owners holding at least one-third of the total Units held by all Beneficial Owners shall be necessary to constitute a quorum at any meeting of Beneficial Owners for the transaction of business. Except to the extent a different percentage is specified in this Declaration of Trust for a particular matter or is required by law, when a quorum is present, the approval of Beneficial Owners having aggregate Units of at least a majority of the total Units present or represented by proxy at such meeting shall be required for taking action on any matter voted on by the Beneficial Owners.

Section 7.10 Postponement and Adjournment of Meeting. Any meeting of Beneficial Owners may be postponed from time to time by the Board. Any meeting of Beneficial Owners may be adjourned from time to time by the chair of the meeting or the action of Beneficial Owners having, in aggregate, a majority of the total Units held by Beneficial Owners present at the meeting, in person or by proxy, regardless of whether a quorum is present at such meeting, and the meeting may be continued at such adjourned time and place without notice other than announcement at such meeting.

Section 7.11 Conduct of Meetings. The Board shall appoint the chair and the secretary of the meeting and may adopt such rules for the conduct of such meeting as they shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Declaration of Trust. The vote upon any resolution submitted to any meeting of Beneficial Owners shall be by written ballot. An inspector of election, appointed by the chair of the meeting, shall count all votes cast at the meeting, in person or by proxy, for or against any resolution and shall make and file with the secretary of the meeting his or her verified written report. In the event that a meeting of the Beneficial Owners is held when there are no Trustees then in office, the Beneficial Owners present or represented by proxy may adopt such rules for the conduct of such meeting as they shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Declaration of Trust. Each meeting of Beneficial Owners shall be conducted by the chair of such meeting pursuant to such rules for the conduct of the meeting as the Board or the chair of such meeting deems appropriate in its or his sole and absolute discretion.

Section 7.12 Record of Meeting. A record of the proceedings of each meeting of Beneficial Owners shall be prepared by the secretary of the meeting. The record shall be signed and verified by the secretary of the meeting and shall be delivered to the Board to be preserved by the Board. Any record so signed and verified shall be conclusive evidence of all of the matters therein stated.

Section 7.13 Voting Rights. Beneficial Owners shall be entitled to vote only on the following matters: (a) the removal of a Trustee as provided in Section 5.4; (b) in the event that there are no Trustees, the election of Trustees as provided in Section 5.5; (c) amendments to this Declaration of Trust which materially and adversely impact the rights of Beneficial Owners; and (d) such other matters that the Board has submitted to the Beneficial Owners for approval or ratification. Except with respect to the foregoing matters, no action taken by the Beneficial Owners shall in any way bind the Trust or the Board. There shall be no requirement to hold an annual meeting of the Beneficial Owners in any year.

Section 7.14 Record Dates. The Board may set, in advance, a record date for the purpose of determining the Beneficial Owners (i) entitled to notice of or to vote on any matter, (ii) entitled to receive any distribution of Trust Assets or (iii) in order to make a determination of Beneficial Owners for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of the Beneficial Owners, not less than five (5) days, before the date on which the meeting is to be held. If no record date is fixed, the record date for the determination of Beneficial Owners entitled to notice of or to vote at a meeting of the Beneficial Owners shall be at the close of business on the day on which the notice of the meeting is sent, and the record date for any other determination of Beneficial Owners shall be the effective date of such action, distribution or other event. When a determination of the Beneficial Owners entitled to vote at any meeting of the Beneficial Owners has been made as provided in this section, such determination shall apply to any adjournment thereof.

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1 Limitation of Beneficial Owner Liability. No Beneficial Owner shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his or her being a Beneficial Owner, nor shall any Beneficial Owner be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the property or affairs of the Trust.

Section 8.2 Limitation of Trustees and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a statutory trust, no Trustee or officer of the Trust shall be liable to the Trust or to any Beneficial Owner for money damages.

Section 8.3 No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Beneficial Owners, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

Section 8.4 No Liability for Acts of Others. Every note, bond, contract, instrument, certificate, stock certificate, Unit or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, the Trustees, any officer of the Trust or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to his, her or their capacity as a Trustee, Trustees or officer of the Trust and neither such Trustee, Trustees or officer of the Trust shall be personally liable thereon.

Section 8.5 Indemnification and Advancement of Expenses. To the maximum extent permitted by Maryland law in effect from time to time, the Trust shall indemnify (a) any individual or entity who is or was a director or officer of the Company or a Trustee or an officer of the Trust (including among the foregoing, for all purposes of this Article VIII and without limitation, any individual or entity who, while serving as a Trustee or an officer of the Trust or director or officer of the Company and, at the request of the Trust or the Company, as applicable, serves or has served any other enterprise in any management or agency capacity) against any claim or liability to which such person may become subject by reason of such status and (b) each present or former Beneficial Owner against any claim or liability to which such Beneficial Owner may become subject by reason of such status. In addition, the Trust shall, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a present or former director, Trustee, officer or Beneficial Owner made or threatened to be made a party to a proceeding by reason of such status, provided that, in the case of a director, Trustee or officer, the Trust shall have received (i) a written affirmation by the director, Trustee or officer of such person’s good faith belief that the director, Trustee or officer has met the applicable standard of conduct necessary for indemnification by the Trust pursuant to this Section 8.5 and (ii) a written undertaking by or on behalf of the director, Trustee or officer to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the applicable standard of conduct was not met. The Trust may, with the approval of the Board, provide such indemnification and advancement of expenses to any employee or agent of the Trust or a predecessor of the Trust. Notwithstanding the foregoing, the Trust shall not be required to indemnify or advance funds to any person entitled to indemnification hereunder (x) with respect to any action initiated or brought voluntarily by such indemnified person (and not by way of defense) unless (I) approved or authorized by the Board or (II) incurred to establish or enforce such person’s right to indemnification hereunder, or (y) in connection with any claim with respect to which such person is found to be liable to the Trust.

Section 8.6 Insurance. The Trust shall, at all times, at the expense of the Trust, maintain insurance for the benefit of the Trust, and the Trustees in such amounts as the Board shall deem adequate to cover the liabilities of the Trust and Trustees, including, but not limited to, the indemnification obligations set forth in Section 8.5 hereof, to the extent available at reasonable rates. Such insurance shall be deemed to be part of the Trust Assets.

Section 8.7 Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Person.

Section 8.8 Amendment. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. The rights to indemnification and advancement of expenses provided by this Declaration of Trust shall vest immediately upon the election of a Trustee or officer.

ARTICLE IX

MERGER, CONSOLIDATION, SALE OF TRUST PROPERTY OR CONVERSION

Except as otherwise expressly required by statute or in this Declaration of Trust, including Section 10.4, the Trust may (a) merge with or into another entity, (b) consolidate with one or more other entities into a new entity, (c) transfer all or substantially all of its assets to another Person or (d) convert to another business entity, in each case, if approved by the Board. Pursuant to and in accordance with Section 12-607 of the Maryland Act, an agreement of merger, consolidation or conversion so approved by the Board in accordance with this Article IX may (a) effect any amendment to the governing instrument of the Trust or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting entity in the merger or consolidation.

ARTICLE X

AMENDMENTS

Section 10.1 General. The Certificate or this Declaration of Trust may be amended only as provided in this Article X. The Trust reserves the right from time to time to make any amendment to the Certificate or this Declaration of Trust now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Declaration of Trust, of any outstanding Units. Notwithstanding the foregoing, nothing contained in this Declaration of Trust shall permit the amendment of this Declaration of Trust to impair the exemption from personal liability of any person who is or has been a Beneficial Owner, Trustee, officer, or employee of the Trust, or limit the rights to indemnification provided in Article VIII with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment. Subject to Section 10.4, the merger, conversion or consolidation of the Trust with another Person, the termination of the Trust or any other transaction between the Trust and another Person in which the Trust does not survive as a separate entity shall not be considered an amendment to this Declaration of Trust for purposes of this Article X.

Section 10.2 By Board. Except as otherwise required by any non-waivable provision of law or as expressly stated in the Certificate or in this Declaration of Trust, including Section 10.3 and Section 10.4, this Declaration of Trust may be amended by the Board, without any action by the Beneficial Owners. Except as may otherwise be expressly stated in the Certificate, the Certificate may be amended only by the Board, without any action or approval by the Beneficial Owners.

Section 10.3 By Beneficial Owners. Notwithstanding anything in this Declaration of Trust to the contrary, no amendment to the Certificate or this Declaration of Trust, whether by merger, consolidation or otherwise, shall, without the approval of Beneficial Owners holding a majority of Units then held by Beneficial Owners, materially and adversely affect the express contract rights of Beneficial Owners set forth herein to receive distributions of Trust Assets in proportion to the number of Units held by Beneficial Owners; provided, however, that an amendment to this Declaration of Trust shall not be deemed to materially and adversely affect the express contract rights of Beneficial Owners set forth herein, and the Beneficial Owners shall not be entitled to vote on any amendment to this Declaration of Trust: (a) that the Board has determined is reasonably necessary in connection with a change in the U.S. federal income tax classification of the Trust or (b) in connection with or by virtue of any merger, consolidation or conversion of the Trust with or into another entity, if such merger, consolidation or conversion is undertaken in connection with a bona fide business combination of the Trust (i) with another business entity that is not an Affiliate of the Trust, the Manager or any Trustee or (ii) that is approved by a majority of the Disinterested Trustees then members of the Board, even if the Disinterested Trustees constitute less than a quorum.

Section 10.4 Protection of Creditor Beneficiaries. Notwithstanding anything in this Declaration of Trust to the contrary, no amendment, repeal, waiver, merger, consolidation, conversion, transfer of assets or other action shall materially and adversely impair the rights of any Creditor Beneficiary under Section 3.10, Section 4.2, Section 11.10 or Section 11.11, or under the assumption, successor obligor, indemnity or creditor-rights preservation provisions of the Assignment Agreement, unless the claim of such Creditor Beneficiary has been paid, satisfied, discharged or adequately provided for in accordance with Section 4.2.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.1 Notice. Except as otherwise expressly required by statute or in this Declaration of Trust, notice of any matter required to be given hereunder may be delivered personally or by telephone, electronic transmission, United States mail or courier, if to the Trust, to the address of its principal office, attention to the Board, chief executive officer or president, and if to any other person, to any address, electronic address, telephone number or facsimile number provided by such person to the Trust in accordance with the provisions of this Section 11.1. Telephone notice shall be deemed to be given when the recipient or his, her or its agent is personally given such notice in a telephone call to which the recipient or his, her or its agent is a party. Notice by electronic transmission shall be deemed to be given upon transmission of the message to the electronic mail address, facsimile number or other electronic address given to the Trust by the recipient and, if transmitted by facsimile, upon receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed.

Section 11.2 Waiver of Notice. Whenever any notice of any meeting is required to be given hereunder or pursuant to law, a waiver thereof, given by the Person or Persons entitled to such notice in writing or by electronic transmission, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in a waiver of notice of any meeting. The attendance of any Person at any meeting shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 11.3 Preemptive Rights; Rights of Objecting Beneficial Owners; Derivative Claims. No holder of Units shall, as such holder, have any preemptive right to purchase or subscribe for any additional Units or any other security of the Trust which it may issue. Beneficial Owners shall not be entitled to exercise any appraisal rights or rights analogous to those of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute. A Beneficial Owner shall not be entitled to recover a judgment in favor of the Trust, assert any claim in the name of the Trust or bring any other action that is derivative in nature without the approval of the Board.

Section 11.4 Board May Resolve Ambiguities. The Board may construe any of the provisions of this Declaration of Trust insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Board in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 11.5 Tax Classification. It is intended that for U.S. federal, state and local income tax purposes the Trust shall be treated as a partnership under Treasury Regulation Section 301.7701-3(b)(1)(i) and any analogous provision of state or local law, and that the Beneficial Owners shall be treated as partners for U.S. federal income tax purposes and any analogous provision of state or local law, and this Declaration of Trust shall be interpreted consistently with such treatment; provided, however, that if at any time, the Board determines, in its discretion, that the remaining assets of the Trust are such that the Trust may qualify for treatment as a liquidating trust for U.S. federal income tax purposes, the Board may take any action reasonably necessary in the determination of the Board to cause the Trust to be so treated, including modifying the relevant provisions of this Declaration of Trust to reflect such treatment or transferring the assets of the Trust to a new entity.

Section 11.6 Beneficial Owners Have No Rights or Privileges as Stockholders of the Company. Except as expressly provided in this Declaration of Trust or under applicable law, the Beneficial Owners shall have no rights or privileges attributable to their former status as stockholders of the Company.

Section 11.7 Governing Law. The rights of all parties and the validity, construction and effect of every provision of this Declaration of Trust shall be subject to and construed according to the laws of the State of Maryland, without regard to conflicts of laws provisions thereof.

Section 11.8 Severability. In the event any provision of this Declaration of Trust or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Declaration of Trust, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Declaration of Trust shall be valid and enforced to the fullest extent permitted by law.

Section 11.9 Exclusive Forum for Certain Litigation. Unless the Board consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the right or on behalf of the Trust, (b) any action asserting a claim of breach of any duty owed by any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Manager, to the Trust or any Beneficial Owner or such Beneficial Owner’s heirs or devisees or, if applicable, plan participant or account owner, (c) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Manager, pursuant to any provision of the Maryland Act or this Declaration of Trust or (d) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Manager, that is governed by the internal affairs doctrine. The provisions of this Section 11.9 do not apply to claims brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act; provided that the inapplicability of these provisions to such claims will not cause these provisions to be inapplicable to other types of claims, whether they are brought concurrently with or before or after claims brought to enforce a duty or liability created by the Securities Act or the Exchange Act.

Section 11.10 Duration. The existence of the Trust shall terminate upon the earliest of (a) such time as termination is required by the applicable laws of the State of Maryland, (b) the determination of the Board to terminate the Trust following the distribution of all the Trust Assets as provided in Section 4.2, or (c) the expiration of a period of three years from the Transfer Date. Notwithstanding the foregoing, the Board may continue the existence of the Trust beyond the three-year term.

Section 11.11 Third-Party Beneficiaries. The Creditor Beneficiaries are intended third-party beneficiaries of Section 3.10, Section 4.2, Section 10.4, Section 11.10 and this Section 11.11, including the assumption, successor obligor and creditor-rights preservation provisions, the creditor-first priority of payments, and the restrictions on distributions, amendments, termination and other actions set forth herein. Each Creditor Beneficiary shall have the direct right to enforce such provisions against the Trust, without first proceeding against the Company or any other Person and without any requirement of reliance or privity, and may seek damages, specific performance, injunctive relief or any other available remedy. Except for the Creditor Beneficiaries and as otherwise expressly provided herein (including Article VIII), nothing in this Declaration of Trust shall confer any rights or remedies upon any Person other than the parties hereto, the Trust and the Beneficial Owners. Nothing in this Section 11.11 shall cause the Trust independently to assume any liability of ACREFI Mortgage Lending, LLC that is not otherwise encompassed by the Assumed Liabilities, the Successor Obligations or another obligation of the Trust described in the definition of Creditor Beneficiaries.

– Signature Page Follows –

IN WITNESS WHEREOF, this Declaration of Trust has been executed by the undersigned to be effective as of the date and year first above written.

/s/ Scott Weiner
Scott Weiner, Trustee

/s/ Daniel Ho
Daniel Ho, Trustee

The undersigned Initial Trustee hereby consents to and approves the amendment and restatement of the Initial Declaration of Trust as set forth herein:

INITIAL TRUSTEE

APOLLO COMMERCIAL REAL ESTATE
FINANCE, INC.

By:	/s/ Stuart Rothstein
Name: Stuart Rothstein
Title: President & Chief Executive Officer